OPPENHEIMER REAL ESTATE FUND

Supplement dated April 27, 2015 to the

Prospectus and Statement of Additional Information dated August 28, 2014

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Real Estate Fund (the “Fund”), each dated August 28, 2014 and is in addition to any other supplement.

Effective June 26, 2015:

The Prospectus and SAI is amended to reflect that Scott Westphal will no longer serve as portfolio manager of the Fund. All references to Scott Westphal contained within the Prospectus and SAI are hereby removed.

April 27, 2015	PS0590.022